                                                                    EXHIBIT 99.1

                             LETTER OF TRANSMITTAL
                                      FOR
        TENDER OF ALL OUTSTANDING 9% SENIOR SUBORDINATED NOTES DUE 2014
                                IN EXCHANGE FOR
                   NEW 9% SENIOR SUBORDINATED NOTES DUE 2014
    WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED
                                       OF

                    VANGUARD HEALTH HOLDING COMPANY II, LLC
                       VANGUARD HOLDING COMPANY II, INC.
        TENDER OF ALL OUTSTANDING 11 1/4% SENIOR DISCOUNT NOTES DUE 2015
                                IN EXCHANGE FOR
                   NEW 11 1/4% SENIOR DISCOUNT NOTES DUE 2015
    WHICH HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED
                                       OF

                     VANGUARD HEALTH HOLDING COMPANY I, LLC
                        VANGUARD HOLDING COMPANY I, INC.

      THE EXCHANGE OFFERS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
                       , 200 (THE "EXPIRATION DATE") UNLESS EXTENDED.

                             The Exchange Agent is:

                         U.S. BANK NATIONAL ASSOCIATION

  For Delivery by Registered or
   Overnight Courier Delivery:               By Facsimile:                     By Hand Delivery:

  U.S. Bank National Association     U.S. Bank National Association     U.S. Bank National Association
       60 Livingston Avenue               60 Livingston Avenue               60 Livingston Avenue
        St. Paul, MN 55107                 St. Paul, MN 55107                 St. Paul, MN 55107
 Attn: Specialized Finance Dept.    Attn: Specialized Finance Dept.    Attn: Specialized Finance Dept.
                                             (651) 495-8158
                                           For Information or
                                       Confirmation by Telephone:
                                             (800) 934-6802

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     The undersigned acknowledges receipt of the Prospectus dated           ,
200 (the "Prospectus") of Vanguard Health Holding Company II, LLC ("VHS Holdco II"), Vanguard Holding Company II, Inc. (the "Subordinated
Notes Co-issuer" and together, the "Subordinated Notes Issuers"), Vanguard Health Holding Company I, LLC ("VHS Holdco I") and Vanguard Holding Company I Inc. (the "Discount Notes Co-issuer" and together with VHS Holdco I, the "Discount Notes Issuers" and together with the Subordinated Notes Issuers, the "Issuers"), and this Letter of Transmittal (the "Letter of Transmittal"), which together describe the Subordinated Notes Issuers' offer (the "Subordinated Notes Exchange Offer") to exchange $575,000,000 aggregate principal amount of its 9% Senior Subordinated Notes due 2014, guaranteed by Vanguard Health Systems, Inc. ("Vanguard"), VHS Holdco I and certain subsidiaries of VHS Holdco II (collectively, the "Subordinated Notes Guarantors"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act") (the "Subordinated Exchange Notes"), for any and all of its outstanding 9% Senior Subordinated Notes due 2014 (the "Outstanding Subordinated Notes"), guaranteed by the Subordinated Notes Guarantors, in integral multiples of $1,000 from the holders thereof. The Outstanding Subordinated Notes are unconditionally guaranteed (the "Outstanding Subordinated Notes Guarantees") by the Subordinated Notes Guarantors on a senior subordinated basis, and the Subordinated Exchange Notes will be unconditionally guaranteed (the "New Subordinated Notes Guarantees") by the Subordinated Notes Guarantors on a senior subordinated basis. Upon the terms and subject to the conditions set forth in the Prospectus and the Letter of Transmittal, the Subordinated Notes Guarantors offer to issue the New Subordinated Notes Guarantees with respect to all Subordinated Exchange Notes issued in the Subordinated Exchange Offer in exchange for the Outstanding Subordinated Notes Guarantees of the Outstanding Subordinated Notes for which such Subordinated Exchange Notes are issued in the Subordinated Exchange Offer. Throughout this Letter of Transmittal, unless the context otherwise requires, references to the "Subordinated Notes Exchange Offer" include the Subordinated Notes Guarantors' offer to exchange the New Subordinated Notes Guarantees for the Outstanding Subordinated Notes Guarantees, references to the "Subordinated Exchange Notes" include the related New Subordinated Notes Guarantees and references to the "Outstanding Subordinated Notes" include the related Outstanding Subordinated Notes Guarantees. The Prospectus and this Letter of Transmittal, also together describe the Discount Notes Issuers' offer (the "Discount Notes Exchange Offer" and together with the Subordinated Notes Exchange Offer, the "Exchange Offers") to exchange $216,000,000 aggregate principal amount at maturity of its 11 1/4% Senior Discount Notes due 2015, guaranteed by Vanguard, which have been registered under the Securities Act (the "Discount Exchange Notes" and together with the Subordinated Exchange Notes, the "Exchange Notes"), for any and all of its outstanding 11 1/4% Senior Discount Notes due 2015 (the "Outstanding Discount Notes" and together with the Outstanding Subordinated Notes, the "Outstanding Notes"), guaranteed by Vanguard, in integral multiples of $1,000 from the holders thereof. The Outstanding Discount Notes are unconditionally guaranteed (the "Outstanding Discount Notes Guarantee") by Vanguard on a senior basis, and the Discount Exchange Notes will be unconditionally guaranteed (the "New Discount Notes Guarantee") by Vanguard on a senior basis. Upon the terms and subject to the conditions set forth in the Prospectus and the Letter of Transmittal, Vanguard offers to issue the New Discount Notes Guarantee with respect to all Discount Exchange Notes issued in the Discount Notes Exchange Offer in exchange for the Outstanding Discount Notes Guarantee of the Outstanding Discount Notes for which such Discount Exchange Notes are issued in the Discount Notes Exchange Offer. Throughout this Letter of Transmittal, unless the context otherwise requires, references to the "Discount Notes Exchange Offer" include Vanguard's offer to exchange the New Discount Notes Guarantee for the Outstanding Discount Notes Guarantee, references to the "Discount Exchange Notes" include the related New Discount Notes Guarantee and references to the "Outstanding Discount Notes" include the related Outstanding Discount Notes Guarantee.

     The terms of the Exchange Notes are identical in all material respects (including principal amount, interest rate and maturity) to the terms of the Outstanding Notes for which they may be exchanged pursuant to the Exchange Offers, except that the Exchange Notes are freely transferable by holders thereof (except as provided herein or in the Prospectus) and are not subject to any covenant regarding registration under the Securities Act.

     Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus.

     YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT, WHOSE ADDRESS AND TELEPHONE NUMBER APPEAR ON THE FRONT PAGE OF THIS LETTER OF TRANSMITTAL.

     The undersigned has checked the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offers.

        PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS
                    CAREFULLY BEFORE CHECKING ANY BOX BELOW.

     List below the Outstanding Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and aggregate principal amounts should be listed on a separate signed schedule affixed hereto. IF YOU ARE A HOLDER OF THE OUTSTANDING SUBORDINATED NOTES, PLEASE COMPLETE BOX 1A. IF YOU ARE A HOLDER OF THE OUTSTANDING DISCOUNT NOTES, PLEASE COMPLETE BOX 1B. IF YOU ARE AN OWNER OF BOTH OUTSTANDING SUBORDINATED NOTES AND OUTSTANDING DISCOUNT NOTES, YOU MUST COMPLETE BOTH BOX 1A AND BOX 1B.

        ALL TENDERING HOLDERS COMPLETE THE APPLICABLE BOX 1A AND/OR 1B:

---------------------------------------------------------------------------------------------------------------------------------
                                                             BOX 1A
                                 DESCRIPTION OF OUTSTANDING SUBORDINATED NOTES TENDERED HEREWITH
---------------------------------------------------------------------------------------------------------------------------------
                                                                                    AGGREGATE PRINCIPAL
                                                                                     AMOUNT REPRESENTED
     NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)            CERTIFICATE            BY OUTSTANDING         PRINCIPAL AMOUNT
                    (PLEASE FILL IN)                             NUMBER(S)*         SUBORDINATED NOTES*          TENDERED**
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------  ---------------------   ---------------------   ---------------------




---------------------------------------------------------  ---------------------   ---------------------   ---------------------




---------------------------------------------------------  ---------------------   ---------------------   ---------------------




---------------------------------------------------------  ---------------------   ---------------------   ---------------------




---------------------------------------------------------  ---------------------   ---------------------   ---------------------



                        TOTAL:
---------------------------------------------------------------------------------------------------------------------------------

  * Need not be completed by book-entry holders.
 ** Unless otherwise indicated, the holder will be deemed to have tendered the full aggregate principal amount represented by such Outstanding Notes. See instruction 2.
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                             BOX 1B
                                 DESCRIPTION OF OUTSTANDING SUBORDINATED NOTES TENDERED HEREWITH
---------------------------------------------------------------------------------------------------------------------------------
                                                                                    AGGREGATE PRINCIPAL
                                                                                     AMOUNT REPRESENTED
     NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)            CERTIFICATE            BY OUTSTANDING         PRINCIPAL AMOUNT
                    (PLEASE FILL IN)                             NUMBER(S)*         SUBORDINATED NOTES*          TENDERED**
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------  ---------------------   ---------------------   ---------------------




---------------------------------------------------------  ---------------------   ---------------------   ---------------------




---------------------------------------------------------  ---------------------   ---------------------   ---------------------




---------------------------------------------------------  ---------------------   ---------------------   ---------------------




---------------------------------------------------------  ---------------------   ---------------------   ---------------------



                        TOTAL:
---------------------------------------------------------------------------------------------------------------------------------

  * Need not be completed by book-entry holders.
 ** Unless otherwise indicated, the holder will be deemed to have tendered the full aggregate principal amount represented by such Outstanding Notes. See instruction 2.
---------------------------------------------------------------------------------------------------------------------------------

     Holders of Outstanding Notes whose Outstanding Notes are not immediately available or who cannot deliver all other required documents to the Exchange Agent on or prior to the Expiration Date or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Outstanding Notes according to the guaranteed delivery procedures set forth in the Prospectus.

     Unless the context otherwise requires, the term "holder" for purposes of this Letter of Transmittal means any person in whose name Outstanding Notes are registered or any other person who has obtained a properly completed bond power from the registered holder or any person whose Outstanding Notes are held of record by The Depository Trust Company ("DTC").

           (BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY)

[ ] CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

    Name of Tendering Institution
                                 -----------------------------------------------

    Account Number:
                    ------------------------------------------------------------

    Transaction Code Number:
                              --------------------------------------------------

[ ] CHECK HERE IF TENDERED OUTSTANDING NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

    Name of Registered Holder(s)
                                ------------------------------------------------

    Name of Eligible Guarantor Institution that Guaranteed Delivery
                                                                   -------------

    Date of Execution of Notice of Guaranteed Delivery
                                                      --------------------------

    If Guaranteed Delivery is to be made by Book-Entry Transfer:

    Name of Tendering Institution
                                 -----------------------------------------------

    Account Number
                  --------------------------------------------------------------

    Transaction Code Number
                           -----------------------------------------------------

[ ] CHECK HERE IF TENDERED BY BOOK-ENTRY TRANSFER AND NON-EXCHANGED OUTSTANDING NOTES ARE TO BE RETURNED BY CREDITING THE ACCOUNT NUMBER SET FORTH ABOVE.

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED OUTSTANDING NOTES FOR ITS OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO AND COMPLETE THE FOLLOWING:

    Name:
                              --------------------------------------------------

    Address:
                              --------------------------------------------------

     If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Outstanding Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. A broker-dealer may not participate in the Exchange Offers with respect to Outstanding Notes acquired other than as a result of market-making activities or other trading activities. Any holder who is an "affiliate" of the Issuers or who has an arrangement or understanding with respect to the distribution of the Exchange Notes to be acquired pursuant to the Exchange Offers, or any broker-dealer who purchased Outstanding

Notes from the Issuers to resell pursuant to Rule 144A under the Securities Act or any other available exemption under the Securities Act must comply with the registration and prospectus delivery requirements under the Securities Act.

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offers, the undersigned hereby tenders to the Issuers the principal amount of the Outstanding Notes indicated above. Subject to, and effective upon, the acceptance for exchange of all or any portion of the Outstanding Notes tendered herewith in accordance with the terms and conditions of the Exchange Offers (including, if the Exchange Offers are extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Issuers all right, title and interest in and to such Outstanding Notes as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Issuers, in connection with the Exchange Offers) to cause the Outstanding Notes to be assigned, transferred and exchanged.

     The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Outstanding Notes and to acquire the Exchange Notes issuable upon the exchange of such tendered Outstanding Notes, and that, when the same are accepted for exchange, the Issuers will acquire good and unencumbered title to the tendered Outstanding Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Issuers to be necessary or desirable to complete the exchange, assignment and transfer of the tendered Outstanding Notes or transfer ownership of such Outstanding Notes on the account books maintained by the book-entry transfer facility. The undersigned further agrees that acceptance of any and all validly tendered Outstanding Subordinated Notes by the Subordinated Notes Issuers and the issuance of Subordinated Exchange Notes in exchange therefor shall constitute performance in full by the Subordinated Notes Issuers of their obligations under the Registration Rights Agreement dated September 23, 2004, among the Subordinated Notes Issuers, the guarantors named therein and Citigroup Global Markets Inc., as representatives of the several Purchasers named in Schedule I to the corresponding Purchase Agreement (the "Subordinated Notes Registration Rights Agreement"), and that the Subordinated Notes Issuers shall have no further obligations or liabilities thereunder except as provided in Section 6 of such agreement. The undersigned further agrees that acceptance of any and all validly tendered Outstanding Discount Notes by the Discount Notes Issuers and the issuance of Discount Exchange Notes in exchange therefor shall constitute performance in full by the Discount Notes Issuers of their obligations under the Registration Rights Agreement dated September 23, 2004, among the Discount Notes Issuers, Vanguard and Citigroup Global Markets Inc., as representatives of the several Purchasers named in Schedule I to the corresponding Purchase Agreement (the "Discount Notes Registration Rights Agreement" and together with the Subordinated Notes Registration Rights Agreement, the "Registration Rights Agreements"), and that the Discount Notes Issuers shall have no further obligations or liabilities thereunder except as provided in Section 6 of such agreement. The undersigned will comply with its obligations under the Registration Rights Agreements. The undersigned has read and agrees to all terms of the Exchange Offers.

     The Exchange Offers are subject to certain conditions as set forth in the Prospectus under the caption "The Senior Subordinated Exchange Offer -- Certain Conditions to the Senior Subordinated Exchange Offer" and the "Senior Discount Exchange Offer -- Certain Conditions to the Senior Discount Exchange Offer." The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Issuers), as more particularly set forth in the Prospectus, the Issuers may not be required to exchange any of the Outstanding Notes tendered hereby and, in such event, the Outstanding Notes not exchanged will be returned to the undersigned at the address shown above, promptly following the expiration or termination of the Exchange Offers. In addition, the Issuers may amend the Exchange Offers at any time prior to the Expiration Date if any of the conditions set forth under "The Senior Subordinated Exchange Offer -- Certain Conditions to the Senior Subordinated Exchange Offer" and "The Senior Discount Exchange Offer -- Certain Conditions to the Senior Discount Exchange Offer" occur.

     The undersigned understands that tenders of Outstanding Notes pursuant to any one of the procedures described in the Prospectus and in the instructions attached hereto will, upon the Issuers' acceptance for exchange of such tendered Outstanding Notes, constitute a binding agreement between the undersigned and the Issuers upon the terms and subject to the conditions of the Exchange Offers.

     By tendering the Outstanding Notes and executing this Letter of Transmittal, the undersigned represents that (1) the Exchange Notes acquired in the exchange will be obtained in the ordinary course of business of the undersigned, (2) the undersigned has no arrangement or understanding with any person to participate in a distribution (within the meaning of the Securities Act) of such Exchange Notes, (3) the undersigned is not an "affiliate" of the Issuers within the meaning of Rule 405 under the Securities Act and (4) if the undersigned or the person receiving such Exchange Notes, whether or not such person is the undersigned, is not a broker-dealer, the undersigned represents that it is not engaged in, and does not intend to engage in, a distribution of the Exchange Notes. If the undersigned or the person receiving such Exchange Notes, whether or not such person is the undersigned, is a broker-dealer that will receive Exchange Notes for its own account in exchange for Outstanding Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that (1) it has not entered into any arrangement or understanding with the Issuers or an affiliate of the Issuers to distribute the Exchange Notes and (2) it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. If the undersigned is a person in the United Kingdom, the undersigned represents that its ordinary activities involve it in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of its business.

     The Issuers have agreed that, subject to the provisions of the Registration Rights Agreements relating to the Outstanding Notes, the Prospectus, as it may be amended or supplemented from time to time, may be used by a Participating Broker-Dealer (as defined below) in connection with resales of Exchange Notes received in exchange for Outstanding Notes, where such Outstanding Notes were acquired by such Participating Broker-Dealer for its own account as a result of market-making activities or other trading activities, for a period ending 180 days after the Expiration Date (subject to extension under certain limited circumstances described in the Prospectus) or, if earlier, when all such Exchange Notes have been disposed of by such Participating Broker-Dealer. In that regard, each broker-dealer who acquired Outstanding Notes for its own account as a result of market-making or other trading activities (a "Participating Broker-Dealer"), by tendering such Outstanding Notes and executing this Letter of Transmittal or effecting delivery of an Agent's Message (as defined below) in lieu thereof, agrees that, upon receipt of notice from the Issuers of the occurrence of any event or the discovery of any fact which makes any statement contained or incorporated by reference in the Prospectus untrue in any material respect of which causes the Prospectus to omit to state a material fact necessary in order to make the statements contained or incorporated by reference therein, in light of the circumstances under which they were made, not misleading or of the occurrence or certain other events specified in the Registration Rights Agreements relating to the Outstanding Notes, such Participating Broker-Dealer will suspend the sale of Exchange Notes pursuant to the Prospectus until the Issuers have amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented Prospectus to the Participating Broker-Dealer or the Issuers have given notice that the sale of the Exchange Notes may be resumed, as the case may be. If the Issuers give such notice to suspend the sale of the Exchange Notes, it shall extend the 180-day period referred to above during which Participating Broker-Dealers are entitled to use the Prospectus in connection with the resale of Exchange Notes by the number of days during the period from and including the date of the giving of such notice and including the date when Participating Broker-Dealers shall have received copies of the supplemented or amended Prospectus necessary to permit resales of the Exchange Notes or to and including the date on which the Issuers have given notice that the sale of Exchange Notes may be resumed, as the case may be.

     As a result, a Participating Broker-Dealer who intends to use the Prospectus in connection with resales of Exchange Notes received in exchange for Outstanding Notes pursuant to the Exchange Offers must notify the Issuers, or cause the Issuers to be notified, on or prior to the Expiration Date, that it is a Participating Broker-Dealer. Such notice may be given in the space provided above or may be delivered to the Exchange Agent at the address set forth in the Prospectus under "The Senior Subordinated Exchange Offer -- Exchange Agent" and "The Senior Discount Exchange Offer -- Exchange Agent."

     An "affiliate" of the Issuers or any holder of Outstanding Notes tendering its Outstanding Notes in the Exchange Offers with the intention to participate, or for the purpose of participating, in a distribution of the Exchange Notes or any broker-dealer that acquired the Outstanding Notes directly from the Issuers and not as a result of market-making activities or other trading activities (i) cannot rely on the position of the staff of the Securities and Exchange Commission enunciated in its interpretive letter with respect to Exxon Capital Holdings Corporation (available May 13, 1988), Morgan Stanley & Co. Incorporated (available June 5, 1991) and Shearman & Sterling (available July 2, 1993) or similar interpretive letters and (ii) absent an exemption under the Securities Act, must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale of the Exchange Notes. Such broker-dealers may not use the prospectus for the exchange offer in connection with such resales.

     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Tendered Outstanding Notes may be withdrawn at any time prior to the Expiration Date in accordance with the terms of this Letter of Transmittal. Except as stated in the Prospectus, this tender is irrevocable.

     Certificates for all Exchange Notes delivered in exchange for tendered Outstanding Notes and any Outstanding Notes delivered herewith but not exchanged, and registered in the name of the undersigned, shall be delivered to the undersigned at the address shown below the signature of the undersigned.

     The undersigned, by completing the box entitled "Description of Outstanding Subordinated Notes Tendered Herewith" and/or the box entitled "Description of Outstanding Discount Notes Tendered Herewith" above and signing this letter, will be deemed to have tendered the Outstanding Notes as set forth in such box.

                         TENDERING HOLDER(S) SIGN HERE
                  (COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9)

     MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON CERTIFICATE(S) FOR OUTSTANDING NOTES HEREBY TENDERED OR IN WHOSE NAME OUTSTANDING NOTES ARE REGISTERED ON THE BOOKS OF DTC OR ONE OF ITS PARTICIPANTS, OR BY ANY PERSON(S) AUTHORIZED TO BECOME THE REGISTERED HOLDER(S) BY ENDORSEMENTS AND DOCUMENTS TRANSMITTED HEREWITH. IF SIGNATURE IS BY A TRUSTEE, EXECUTOR, ADMINISTRATOR, GUARDIAN, ATTORNEY-IN-FACT, OFFICER OF A CORPORATION OR OTHER PERSON ACTING IN A FIDUCIARY OR REPRESENTATIVE CAPACITY, PLEASE SET FORTH THE FULL TITLE OF SUCH PERSON. SEE INSTRUCTION 3.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          (SIGNATURE(S) OF HOLDER(S))

Date
    ----------------------------------------------------------------------------

Name(s)
       -------------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity (full title)
                     -----------------------------------------------------------

Address
       -------------------------------------------------------------------------
                              (INCLUDING ZIP CODE)

Daytime Area Code and Telephone No.
                                   ---------------------------------------------

Taxpayer Identification No.
                           -----------------------------------------------------

                           GUARANTEE OF SIGNATURE(S)
                       (IF REQUIRED -- SEE INSTRUCTION 3)

Authorized
Signature ----------------------------------------------------------------------

Date
    ----------------------------------------------------------------------------

Name
    ----------------------------------------------------------------------------

Title
     ---------------------------------------------------------------------------

Name of Firm
            --------------------------------------------------------------------

Address of Firm
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone No.
                           -----------------------------------------------------

                         SPECIAL ISSUANCE INSTRUCTIONS
                           (SEE INSTRUCTIONS 3 AND 4)

  To be completed ONLY if Exchange Notes or Outstanding Notes not tendered are to be issued in the name of someone other than the registered holder of the Outstanding Notes whose name(s) appear(s) above.

Issue:  [ ] Outstanding Notes not tendered to:
        [ ] Exchange Notes to:

Name(s)
        ------------------------------------------------------------------------

Address
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Daytime Area Code and Telephone No.
                                    --------------------------------------------

--------------------------------------------------------------------------------

Tax Identification No.
                       ---------------------------------------------------------
                         SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 3 AND 4)

  To be completed ONLY if Exchange Notes or Outstanding Notes not tendered are to be sent to someone other than the registered holder of the Outstanding Notes whose name(s) appear(s) above, or such registered holder(s) at an address other than that shown above.

Mail:  [ ] Outstanding Notes not tendered to:
       [ ] Exchange Notes to:

Name(s)
        ------------------------------------------------------------------------

Address
        ------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone No.
                            ----------------------------------------------------

--------------------------------------------------------------------------------

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES; GUARANTEED DELIVERY PROCEDURES.

     A holder of Outstanding Notes may tender the same by (i) properly completing and signing this Letter of Transmittal or a facsimile hereof (all references in the Prospectus to the Letter of Transmittal shall be deemed to include a facsimile thereof) and delivering the same, together with the certificate or certificates, if applicable, representing the Outstanding Notes being tendered and any required signature guarantees and any other documents required by this Letter of Transmittal, to the Exchange Agent at its address set forth above on or prior to the Expiration Date, or (ii) complying with the procedure for book-entry transfer described below, or (iii) complying with the guaranteed delivery procedures described below.

     Holders of Outstanding Notes may tender Outstanding Notes by book-entry transfer by crediting the Outstanding Notes to the Exchange Agent's account at DTC in accordance with DTC's Automated Tender Offer Program ("ATOP") and by complying with applicable ATOP procedures with respect to the Exchange Offers. DTC participants that are accepting the Exchange Offer should transmit their acceptance to DTC, which will edit and verify the acceptance and execute a book-entry delivery to the Exchange Agent's account at DTC. DTC will then send a computer-generated message (an "Agent's Message") to the Exchange Agent for its acceptance in which the holder of the Outstanding Notes acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter of Transmittal, the DTC participant confirms on behalf of itself and the beneficial owners of such Outstanding Notes all provisions of this Letter of Transmittal (including any representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the Exchange Agent.

     DELIVERY OF THE AGENT'S MESSAGE BY DTC WILL SATISFY THE TERMS OF THE EXCHANGE OFFERS AS TO EXECUTION AND DELIVERY OF A LETTER OF TRANSMITTAL BY THE PARTICIPANT IDENTIFIED IN THE AGENT'S MESSAGE. DTC PARTICIPANTS MAY ALSO ACCEPT THE EXCHANGE OFFERS BY SUBMITTING A NOTICE OF GUARANTEED DELIVERY THROUGH ATOP.

     THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE OUTSTANDING NOTES AND ANY OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE HOLDER, AND EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. IF SUCH DELIVERY IS BY MAIL, IT IS SUGGESTED THAT REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, OR OVERNIGHT OR HAND DELIVERY SERVICE BE USED. IN ALL CASES SUFFICIENT TIME SHOULD BE ALLOWED TO PERMIT TIMELY DELIVERY. NO OUTSTANDING NOTES OR LETTERS OF TRANSMITTAL SHOULD BE SENT TO THE ISSUERS.

     Holders whose Outstanding Notes are not immediately available or who cannot deliver their Outstanding Notes and all other required documents to the Exchange Agent on or prior to the Expiration Date or comply with book-entry transfer procedures on a timely basis must tender their Outstanding Notes pursuant to the guaranteed delivery procedure set forth in the Prospectus. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Guarantor Institution (as defined below); (ii) prior to the Expiration Date, the Exchange Agent must have received from such Eligible Guarantor Institution a letter, telegram or facsimile transmission (receipt confirmed by telephone and an original delivered by guaranteed overnight courier) setting forth the name and address of the tendering holder, the names in which such Outstanding Notes are registered, and, if applicable, the certificate numbers of the Outstanding Notes to be tendered; and (iii) all tendered Outstanding Notes (or a confirmation of any book-entry transfer of such Outstanding Notes into the Exchange Agent's account at a book-entry transfer facility) as well as this Letter of Transmittal and all other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of such letter, telegram or facsimile transmission, all as provided in the Prospectus.

     No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the Outstanding Notes for exchange.

2.  PARTIAL TENDERS; WITHDRAWALS.

     Tenders of Outstanding Notes will be accepted only in the principal amount of $1,000 and integral multiples of $1,000. If less than the entire principal amount of Outstanding Notes evidenced by a submitted certificate is tendered, the tendering holder must fill in the aggregate principal amount of Outstanding Notes tendered in the box entitled "Description of Outstanding Notes Tendered Herewith." A newly issued certificate for the Outstanding Notes submitted but not tendered will be sent to such holder as soon as practicable after the Expiration Date. All Outstanding Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise clearly indicated.

     If not yet accepted, a tender pursuant to the Exchange Offers may be withdrawn prior to the Expiration Date.

     To be effective with respect to the tender of Outstanding Notes, a written notice of withdrawal must: (i) be received by the Exchange Agent at the address for the Exchange Agent set forth above before the Issuers notify the Exchange Agent that they have accepted the tender of Outstanding Notes pursuant to the Exchange Offers; (ii) specify the name of the person who tendered the Outstanding Notes to be withdrawn; (iii) identify the Outstanding Notes to be withdrawn (including the principal amount of such Outstanding Notes, or, if applicable, the certificate numbers shown on the particular certificates evidencing such Outstanding Notes and the principal amount of Outstanding Notes represented by such certificates); (iv) include a statement that such holder is withdrawing its election to have such Outstanding Notes exchanged; and (v) be signed by the holder in the same manner as the original signature on this Letter of Transmittal (including any required signature guarantee). The Exchange Agent will return the properly withdrawn Outstanding Notes promptly following receipt of notice of withdrawal. If Outstanding Notes have been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the account at the book-entry transfer facility to be credited with the withdrawn Outstanding Notes or otherwise comply with the book-entry transfer facility's procedures. All questions as to the validity of notices of withdrawals, including time of receipt, will be determined by the Issuers, and such determination will be final and binding on all parties.

     Any Outstanding Notes so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offers. Any Outstanding Notes which have been tendered for exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to such holder (or, in the case of Outstanding Notes tendered by book-entry transfer into the Exchange Agent's account at the book entry transfer facility pursuant to the book-entry transfer procedures described above, such Outstanding Notes will be credited to an account with such book-entry transfer facility specified by the holder) promptly after withdrawal, rejection of tender or termination of the Exchange Offers. Properly withdrawn Outstanding Notes may be retendered by following one of the procedures described under the caption "The Senior Subordinated Exchange Offer -- Procedures for Tendering" and "The Senior Discount Exchange
Offer -- Procedure for Tendering" in the Prospectus at any time prior to the Expiration Date.

3. SIGNATURE ON THIS LETTER OF TRANSMITTAL; WRITTEN INSTRUMENTS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

     If this Letter of Transmittal is signed by the registered holder(s) of the Outstanding Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

     If any of the Outstanding Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If a number of Outstanding Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of Outstanding Notes.

     When this Letter of Transmittal is signed by the registered holder or holders (which term, for the purposes described herein, shall include the book-entry transfer facility whose name appears on a security listing as the owner of the Outstanding Notes) of Outstanding Notes listed and tendered hereby, no endorsements of certificates or separate written instruments of transfer or exchange are required.

     If this Letter of Transmittal is signed by a person other than the registered holder or holders of the Outstanding Notes listed, such Outstanding Notes must be endorsed or accompanied by separate written instruments of transfer or exchange in form satisfactory to the Issuers and duly executed by the registered holder, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the Outstanding Notes.

     If this Letter of Transmittal, any certificates or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Issuers, proper evidence satisfactory to the Issuers of their authority so to act must be submitted.

     Endorsements on certificates or signatures on separate written instruments of transfer or exchange required by this Instruction 3 must be guaranteed by an Eligible Guarantor Institution.

     Signatures on this Letter of Transmittal must be guaranteed by an Eligible Guarantor Institution, unless Outstanding Notes are tendered: (i) by a holder who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter of Transmittal; or (ii) for the account of an Eligible Guarantor Institution (as defined below). In the event that the signatures in this Letter of Transmittal or a notice of withdrawal, as the case may be, are required to be guaranteed, such guarantees must be by an eligible guarantor institution which is a member of a firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or another "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (an "Eligible Guarantor Institution"). If Outstanding Notes are registered in the name of a person other than the signer of this Letter of Transmittal, the Outstanding Notes surrendered for exchange must be endorsed by, or be accompanied by a written instrument or instruments of transfer or exchange, in satisfactory form as determined by the Issuers, in their sole discretion, duly executed by the registered holder with the signature thereon guaranteed by an Eligible Guarantor Institution.

4.  SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS.

     Tendering holders should indicate, as applicable, the name and address to which the Exchange Notes or certificates for Outstanding Notes not exchanged are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the tax identification number of the person named must also be indicated. Holders tendering Outstanding Notes by book-entry transfer may request that Outstanding Notes not exchanged be credited to such account maintained at the book-entry transfer facility as such holder may designate.

5.  TRANSFER TAXES.

     The Issuers shall pay all transfer taxes, if any, applicable to the transfer and exchange of Outstanding Notes to it or its order pursuant to the Exchange Offers, except in the case of deliveries of certificates for Outstanding Notes for Exchange Notes that are to be registered or issued in the name of any person other than the holder of Outstanding Notes tendered thereby. If a transfer tax is imposed for any reason other than the transfer and exchange of Outstanding Notes to the Issuers or its order pursuant to the Exchange Offers, the amount of any such transfer taxes (whether imposed on the registered holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exception therefrom is not submitted herewith the amount of such transfer taxes will be billed directly to such tendering holder.

6.  WAIVER OF CONDITIONS.

     The Issuers reserve the absolute right to waive, in whole or in part, any of the conditions to the Exchange Offers set forth in the Prospectus.

7.  MUTILATED, LOST, STOLEN OR DESTROYED SECURITIES.

     Any holder whose Outstanding Notes have been mutilated, lost, stolen or destroyed, should contact the Exchange Agent at the address indicated below for further instructions.

8.  SUBSTITUTE FORM W-9

     Each holder of Outstanding Notes whose Outstanding Notes are accepted for exchange (or other payee) is generally required to provide a correct taxpayer identification number ("TIN") (e.g., the holder's Social Security or federal employer identification number) and certain other information, on Substitute Form W-9, which is provided under "Important Tax Information" below, and to certify that the holder (or other payee) is not subject to backup withholding.

Failure to provide the information on the Substitute Form W-9 may subject the holder (or other payee) to a $50 penalty imposed by the Internal Revenue Service and 28% federal income tax backup withholding on payments made in connection with the Outstanding Notes. The box in Part 3 of the Substitute Form W-9 may be checked if the holder (or other payee) has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and a TIN is not provided by the time any payment is made in connection with the Outstanding Notes, 28% of all such payments will be withheld until a TIN is provided and, if a TIN is not provided within 60 days, such withheld amounts will be paid over to the Internal Revenue Service.

9.  REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

     Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number set forth above. In addition, all questions relating to the Exchange Offers, as well as requests for assistance or additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number indicated above.

10.  IRREGULARITIES.

     All questions as to the validity, form, eligibility (including time of receipt), and acceptance of Letters of Transmittal or Outstanding Notes will be resolved by the Issuers, whose determination will be final and binding. The Issuers reserve the absolute right to reject any or all Letters of Transmittal or tenders that are not in proper form or the acceptance of which would, in the opinion of the Issuers' counsel, be unlawful. The Issuers also reserve the right to waive any irregularities or conditions of tender as to the particular Outstanding Notes covered by any Letter of Transmittal or tendered pursuant to such Letter of Transmittal. Neither the Issuers, the Exchange Agent nor any other person will be under any duty to give notification of any defects or irregularities in tenders or incur any liability for failure to give any such notification. The Issuers' interpretation of the terms and conditions of the Exchange Offers shall be final and binding.

     IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE OR COPY THEREOF (TOGETHER WITH CERTIFICATES OF OUTSTANDING NOTES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

                           IMPORTANT TAX INFORMATION

     Under U.S. federal income tax law, a holder of Outstanding Notes whose Outstanding Notes are accepted for exchange may be subject to backup withholding unless the holder provides U.S. Bank National Association, as Paying Agent (the "Paying Agent"), through the Exchange Agent with either (i) such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 attached hereto, certifying (A) that the TIN provided on Substitute Form W-9 is correct (or that such holder of Outstanding Notes is awaiting a TIN), (B) that the holder of Outstanding Notes is not subject to backup withholding because (x) such holder of Outstanding Notes is exempt from backup withholding, (y) such holder of Outstanding Notes has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (z) the Internal Revenue Service has notified the holder of Outstanding Notes that he or she is no longer subject to backup withholding and (C) that the holder of Outstanding Notes is a U.S. person (including a U.S. resident alien); or (ii) an adequate basis for exemption from backup withholding. If such holder of Outstanding Notes is an individual, the TIN is such holder's social security number. If the Paying Agent is not provided with the correct TIN, the holder of Outstanding Notes may also be subject to certain penalties imposed by the Internal Revenue Service.

     Certain holders of Outstanding Notes (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. However, exempt holders of Outstanding Notes should indicate their exempt status on Substitute Form W-9. For example, a corporation should complete the Substitute Form W-9, providing its TIN and indicating that it is exempt from backup withholding. In order for a foreign individual to qualify as an exempt recipient, the holder must submit a Form W-8BEN, signed under penalties of perjury, attesting to that individual's exempt status. A Form W-8BEN can be obtained from the Paying Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

     If backup withholding applies, the Paying Agent is required to withhold 28% of any payments made to the holder of Outstanding Notes or other payee. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service, provided the required information is furnished.

     The box in Part 3 of the Substitute Form W-9 may be checked if the surrendering holder of Outstanding Notes has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked, the holder of Outstanding Notes or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 3 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Paying Agent will withhold 28% of all payments made prior to the time a properly certified TIN is provided to the Paying Agent and, if the Paying Agent is not provided with a TIN within 60 days, such amounts will be paid over to the Internal Revenue Service.

     The holder of Outstanding Notes is required to give the Paying Agent the TIN (e.g., social security number or employer identification number) of the record owner of the Outstanding Notes. If the Outstanding Notes are in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

     GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER FOR THE PAYEE
(YOU) TO GIVE THE PAYER. -- Social security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All "Section" references are to the Internal Revenue Code of 1986, as amended. "IRS" is the Internal Revenue Service.

---------------------------------------------------------------
                                   GIVE THE SOCIAL
                                   SECURITY NUMBER
FOR THIS TYPE OF ACCOUNT:          OF --
---------------------------------------------------------------
1.   Individual                    The individual
2.   Two or more individuals       The actual owner of the
     (joint account)               account or, if combined
                                   fund, the first individual
                                   on the account.(1)
3.   Custodian account of a minor  The minor(2)
     (Uniform Gift to Minors Act)
4.   a. The usual revocable        The grantor-trustee(1)
     savings trust account
     (grantor is also trustee)
     b. So-called trust that is    The actual owner(1)
     not a legal or valid trust
     under state law
5.   Sole proprietorship           The owner(3)
---------------------------------------------------------------

 -------------------------------------------------------------------------------
                                               GIVE THE SOCIAL
                                               SECURITY NUMBER
FOR THIS TYPE OF ACCOUNT:                      OF --
 -------------------------------------------------------------------------------
    6.     Sole proprietorship                 The owner(3)
    7.     A valid trust, estate, or pension   The legal entity(4)
           trust
    8.     Corporate                           The corporation
    9.     Association, club, religious,       The organization
           charitable, educational, or other
           tax-exempt organization account
   10.     Partnership                         The partnership
   11.     A broker or registered nominee      The broker or nominee
   12.     Account with the Department of      The public entity
           Agriculture in the name of a
           public entity (such as a state or
           local government, school district,
           or prison) that receives
           agricultural program payments
---------------------------------------------------------------------------------

(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person's number must be furnished.
(2) Circle the minor's name and furnish the minor's social security number.
(3) You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your social security number or your employer identification number (if you have one).
(4) List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9
                                     PAGE 2

OBTAINING A NUMBER

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Card, at the local Social Administration office, or Form SS-4, Application for Employer Identification Number, by calling 1 (800) TAX-FORM, and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempted from withholding include:

  - An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).

  - The United States or a state thereof, the District of Columbia, a possession of the United States, or a political subdivision or wholly-owned agency or instrumentality of any one or more of the foregoing.

  - An international organization or any agency or instrumentality thereof.

  - A foreign government and any political subdivision, agency or instrumentality thereof.

Payees that may be exempt from backup withholding include:

  - A corporation.

  - A financial institution.

  - A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

  - A real estate investment trust.

  - A common trust fund operated by a bank under Section 584(a).

  - An entity registered at all times during the tax year under the Investment Company Act of 1940.

  - A middleman known in the investment community as a nominee or custodian.

  - A futures commission merchant registered with the Commodity Futures Trading Commission.

  - A foreign central bank of issue.

  - A trust exempt from tax under Section 664 or described in Section 4947.

  Payments of dividends and patronage dividends generally exempt from backup withholding include:

  - Payments to nonresident aliens subject to withholding under Section 1441.

  - Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.

  - Payments of patronage dividends not paid in money.

  - Payments made by certain foreign organizations.

  - Section 404(k) payments made by an ESOP.

Payments of interest generally exempt from backup withholding include:

  - Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and you have not provided your correct taxpayer identification number to the payer.

  - Payments of tax-exempt interest (including exempt-interest dividends under Section 852).

  - Payments described in Section 6049(b)(5) to nonresident aliens.

  - Payments on tax-free covenant bonds under Section 1451.

  - Payments made by certain foreign organizations.

  - Mortgage interest paid to you.

Certain payments, other than payments of interest, dividends, and patronage dividends, that are exempt from information reporting are also exempt from backup withholding. For details, see the regulations under sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N.

EXEMPT PAYEES DESCRIBED ABOVE MUST FILE FORM W-9 OR A SUBSTITUTE FORM W-9 TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" IN PART 2 OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

PRIVACY ACT NOTICE. -- Section 6109 requires you to provide your correct taxpayer identification number to payers, who must report the payments to the IRS. The IRS uses the number for identification purposes and may also provide this information to various government agencies for tax enforcement or litigation purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to payer. Certain penalties may also apply.

PENALTIES

(1) FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. -- If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING. -- If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. -- Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

-------------------------------------------------------------------------------------------------------------------------
                                                      PAYER'S NAME:
-------------------------------------------------------------------------------------------------------------------------

SUBSTITUTE                         PART 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX AT
FORM W-9                           RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.         ------------------------------
                                                                                                       Name
                                                                                          ------------------------------
                                                                                              Social Security Number
                                                                                                        OR
                                                                                          ------------------------------
                                                                                          Employer Identification Number
                                                                                          -------------------------------
DEPARTMENT OF THE                                                                                    PART 3 --
TREASURY                                                                                         Awaiting TIN [ ]
INTERNAL REVENUE SERVICE
                                   --------------------------------------------------------------------------------------
                                   PART 2 -- CERTIFICATION -- Under the penalties of perjury, I certify that:
PAYER'S REQUEST                    (1) The number shown on this form is my correct Taxpayer Identification Number (or I
FOR TAXPAYER                       am waiting for a number to be issued to me),
IDENTIFICATION
NUMBER (TIN)                       (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the
                                       "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
                                   (3) I am a U.S. person (including a U.S. resident alien).
                                   --------------------------------------------------------------------------------------
                                   CERTIFICATE INSTRUCTIONS -- You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2).
                                   --------------------------------------------------------------------------------------

                                   The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.
                                   Sign Here
                                   SIGNATURE --------------------------------------------------------------------------------
                                   DATE --------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

      YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
      PART 3 OF THE SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable payments made to me will be withheld.

SIGNATURE  ------------------------------------  DATE  ------------------------------------  ,    ----